UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2021

NEXPOINT REAL ESTATE FINANCE, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NREF	New York Stock Exchange
8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

On March 31, 2021, NexPoint Real Estate Finance Inc. (the “Company”), its operating partnership NexPoint Real Estate Finance Operating Partnership, L.P. and its manager NexPoint Real Estate Advisors VII, L.P. entered into separate equity distribution agreements (the “Equity Distribution Agreements”), with each of Raymond James & Associates, Inc. (“Raymond James”), Robert W. Baird & Co. (“Baird”), Keefe, Bruyette & Woods, Inc. (“KBW”), and Virtu Americas LLC (“Virtu”), pursuant to which the Company could issue and sell from time to time shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), and shares of the Company’s 8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”), having an aggregate offering price of up to $100,000,000.

Effective as of December 16, 2021, or the termination date, the Company terminated each Equity Distribution Agreement. The Company did not incur any termination penalties as a result of the termination of the Equity Distribution Agreements. As of the termination date, pursuant to the Equity Distribution Agreements, the Company had sold 532,694 shares of Common Stock and 0 shares of Series A Preferred Stock for total gross sales of $11,264,236.83. A maximum aggregate public offering price of $88,735,763 remained unsold under the Equity Distribution Agreements. The amount of such maximum aggregate offering price is available for future offerings of any securities registered pursuant to the Company’s registration statement on Form S-3 (File No. 333-251854), which was declared effective on March 31, 2021.

A description of the material terms and conditions of the terminated Equity Distribution Agreements with each of Raymond James, Baird, KBW and Virtu is set forth in the Company’s Current Report on Form 8-K filed on March 31, 2021 and the description of those terms and conditions is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: December 16, 2021